AGREEMENT

     AGREEMENT made as of the 2nd day of June, 2003 by and between:

          RICHARD I. ANSLOW, with an address at 4400 Route 9, 2nd Floor, Freehold, New Jersey 07728 ("SELLER");

                                       and

          SHOPCOM HOLDINGS LTD., with an address at 9175 Mainwaring Road, Sidney, British Columbia V8L lJ9 ("PURCHASER").

                                R E C I T A L S:
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     FIRST, SELLERS are the joint owners of 2,000,000 shares of common stock of Bytewaych Technologies, Inc., a New Jersey corporation ("Bytewatch").

     SECOND, SELLERS desires to sell their 2,000,000 issued and outstanding shares in Bytewatch to PURCHASER in consideration of the following:

     NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreement hereinafter set forth, the parties hereto agree as follows:

     1.0  Transfer of Shares.
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          SELLERS hereby transfers and delivers their 2,000,000 of his issued and outstanding shares in Bytewatch to PURCHASER in consideration of $ . Upon receipt of the consideration by SELLERS, SELLERS will immediately forward 2,000,000 Bytewatch shares to PURCHASER.

     2.0  Representations and Warranties of SELLER.
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          SELLERS hereby represent and warrant to PURCHASER that:

          2.1 Authority. SELLERS have the power and authority to execute and
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deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by constitutes a valid and binding instrument, enforceable in accordance with its terms.

          2.2 Compliance with Other Instruments. The execution, delivery and
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performance of this Agreement is in compliance with and does not conflict with or result in a breach of or in violation of the terms, conditions or provisions of any agreement, mortgage, lease or other instrument or indenture to which SELLERS is a party or by which SELLERS is bound.

          2.3 Title to SELLERS' shares in Bytewatch. SELLERS is the legal and
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beneficial owner of its shares in Bytewatch and has good and marketable title thereto, free and clear of any liens, claims, rights and encumbrances.


          3.0 Representations and Warranties of PURCHASER. PURCHASER hereby
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unconditionally represents and warrants to SELLERS that:

          3.1 Authority. PURCHASER has the power and authority to execute and
              ---------
deliver this Agreement, to perform his obligations hereunder and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by PURCHASER and constitutes a valid and binding instrument, enforceable in accordance with its terms.

          3.2 Compliance with Other Instruments. The execution, delivery and
              ---------------------------------
performance of this Agreement is in compliance with and does not conflict with or result in a breach of or in violation of the terms, conditions or provisions of any agreement, mortgage, lease or other instrument or indenture to which PURCHASER is a party or by which PURCHASER is bound.

          3.3 Rule 144 Restriction. PURCHASER hereby agrees that such shares are
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restricted pursuant to Rule 144 and therefore subject to Rule 144 resale requirements.

          4.0 Notices. Notice shall be given by certified mail, return receipt
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requested, the date of notice being deemed the date of postmarking. Notice, unless either party has notified the other of an alternative address as provided hereunder, shall be sent to the address as set forth herein.


          5.0 Governing Law. This Agreement shall be interpreted and governed in
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accordance with the laws of the State of New Jersey.

          6.0 Severability. In the event that any term, covenant, condition or
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other provision contained herein is held to be invalid, void or otherwise unenforceable by any court of competent jurisdiction, the invalidity of any such term, covenant, condition, provision or Agreement shall in no way affect any other term, covenant, condition or provision or Agreement contained herein, which shall remain in full force and effect.

          7.0 Entire Agreement. This Agreement contains all of the terms agreed
              ----------------
upon by the parties with respect to the subject matter hereof. This Agreement has been entered into after full investigation.

          8.0 Invalidity. If any paragraph of this Agreement shall be held or
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declared to be void, invalid or illegal, for any reason, by any court of competent jurisdiction, such provision shall be ineffective but shall not in any way invalidate or effect any other clause, Paragraph, section or part of this Agreement.

          9.0 Gender and Number. Words importing a particular gender mean and
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include the other gender and words importing a singular number means and include the plural number and vice versa, unless the context clearly indicated to the contrary.

          10.0 Amendments. No amendments or additions to this Agreement shall be
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binding unless in writing, signed by both parties, except as herein otherwise provided.

          11.0 No Assignments. Neither party may assign nor delegate any of its
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rights or obligations hereunder without first obtaining the written consent of the other party.

          IN WITNESS WHEREOF, and intending to be legally bound, the parties hereto have signed this Agreement by their duly authorized officers the day and year first above written.

WITNESS


                                   By: /s/ Richard I. Anslow
                                   ------------------------------
                                           RICHARD I. ANSLOW

WITNESS

By:


ATTEST                             SHOPCOM HOLDINGS LTD.

                                   by: /s/  Rick Plotnikoff
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